EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly report of ATLANTIC SYNERGY,  Inc. (the  "Company")  on Form 10-QSB for the period  ending  March  31, 2004, as filed with the Securities and Exchange Commission on  the date  hereof  (the  "Report"), I, Terence Channon,  acting  in  the capacity as the Chief Executive Officer and Principal Financial Officer of  the Company, certify to the best of my knowledge, pursuant  to 18  U.S.C. Section 1350, as adopted pursuant to Section 906 of  the

Sarbanes-Oxley Act of 2002, that:

  (1)  The Report fully complies with the requirements of section

       13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Terence Channon

     Terence Channon

     Chief Executive Officer and Principal Financial Officer

     June 21, 2004